                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          July 19, 1996
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                            ATMOS ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)


     TEXAS                         0-11249                   75-1743247
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(State or other jurisdiction     (Commission                (IRS Employer
  of incorporation)               File Number)         Identification No.)


1800 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas     75240
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       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:       (214) 934-9227
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         (Former name or former address, if changes since last report)
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Item 5. Other Events.
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     On July 19, 1996, Atmos Energy Corporation ("Atmos") entered into a definitive Agreement and Plan of Reorganization (the "Reorganization Agreement") with United Cities Gas Company ("United Cities") whereby United Cities will be merged with and into Atmos in a tax-free reorganization to be accounted for as a pooling of interests. All of the outstanding shares of common stock, no par value, of United Cities will be exchanged for newly issued shares of common stock, no par value, of Atmos on a share-for-share (1:1) basis. Atmos will be the surviving corporation in the merger. Consummation of the merger is subject to certain terms and conditions set forth in the Reorganization Agreement, including shareholder approval from the shareholders of Atmos and United Cities and approval from certain state and federal regulatory authorities. As of June 30, 1996, Atmos had 15,982,304 shares of its common stock outstanding, and United Cities had 13,102,913 shares of its common stock outstanding.

     The Board of Directors of Atmos received the opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated to the effect that the exchange ratio is fair, from a financial point of view, to Atmos and its shareholders.

     The foregoing is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as an exhibit hereto and which is incorporated by reference herein. The Reorganization Agreement contains provisions with respect to the conditions to closing and termination provisions.

     Atmos is a natural gas utility engaged in the distribution and sale of natural gas to approximately 673,000 residential, commercial, industrial, agricultural, and other customers in Texas, Louisiana, Kentucky, Colorado, Kansas, and Missouri. United Cities is a natural gas utility engaged in the distribution and sale of natural gas to approximately 310,000 customers in Tennessee, Illinois, Virginia, Kansas, Missouri, South Carolina, Georgia, and Iowa, and in the sale of propane in the states of Tennessee, Virginia and North Carolina. United Cities' assets consist of the property, plant and equipment used in its natural gas and propane sales and distribution businesses. Following consummation of the merger, Atmos intends to continue to operate the United Cities business as a division of Atmos, along with Atmos' Energas Company, Trans Louisiana Gas Company, Western Kentucky Gas Company, and Greeley Gas Company divisions.
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Item 7.   Financial Statements and Exhibits.
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          See the Exhibits Index for a list of exhibits filed with this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATMOS ENERGY CORPORATION


Date:  July 24, 1996               By: /s/ James F. Purser
                                       --------------------
                                         James F. Purser
                                         Executive Vice President
                                         and Chief Financial Officer
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                                 EXHIBITS INDEX



Exhibit
Number    Description
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2.1       Agreement and Plan of Reorganization, dated as of July 19, 1996, by and between Atmos Energy Corporation and United Cities Gas Company

2.2       List of exhibits omitted from Exhibit 2.1

4.1 Restated Articles of Incorporation of Atmos, as amended as of February 9, 1995 (incorporated by reference to Exhibit 3.1 to Form 10-K for fiscal year ended September 30, 1995, File No. 1-10042)

4.2       By-Laws of Atmos Energy Corporation (As amended as of November 9,
          1994) (incorporated by reference to Exhibit 3.2 to Form 10-K for fiscal year ended September 30, 1995, File No. 1-10042)

4.3       Specimen Common Stock Certificate (Atmos Energy
          Corporation)(incorporated by reference to Exhibit (4)(b) of Form 10-K for fiscal year ended September 30, 1988, File No. 1-10042)

4.4 Rights Agreement, dated as of April 27, 1988, between Atmos and Morgan Shareholder Services Trust Company (incorporated by reference to Exhibit (1) of Form 8-K filed May 10, 1988, File No. 0-11249)

4.5 Amendment No. 1 to Rights Agreement, dated August 10, 1994 (incorporated by reference to Exhibit 4.3(b) of Form 10-K for fiscal year ended September 30, 1994, File No. 1-10042)

4.6 Certificate of Adjusted Price, dated August 15, 1994 (incorporated by reference to Exhibit 4.3(c) of Form 10-K for fiscal year ended September 30, 1994, File No. 1-10042)

20.1      Press release, dated July 22, 1996

99.1 Standstill Agreement, dated as of July 13, 1996, between Atmos Energy Corporation and United Cities Gas Company